SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant |X| Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under ss.240.14a-12

                               USOL HOLDINGS, INC.
                (Name of Registrant as Specified in Its Charter)
 ------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X| No Fee Required.
|_| $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or  Item
    22(a)(2) of Schedule 14A.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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                                       1

4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid: ________________________________________________

    2)  Form, Schedule or Registration No.  ____________________________________

    3)  Filing party:  _________________________________________________________

    4)  Date filed:  ___________________________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.

                               USOL HOLDINGS, INC.
                             10300 Metric Boulevard
                               Austin, Texas 78758
                                 (512) 651-3767

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 29, 2001

     Notice is hereby given that the annual meeting of shareholders of USOL HOLDINGS, INC. (the "Company") will be held at Embassy Suites, 9505 Stonelake Blvd., Austin, Texas 78759, on May 29, 2001 at 3:00 p.m. Central Standard Time for the following purposes:

     1. For the common stockholders to elect two (2) members of the board of directors to serve for the terms specified in the attached Proxy Statement or until their successors are elected and qualified with one such director position being left vacant;

     2. For the Series A Preferred Stock Stockholders to elect four (4) members of the board of directors to serve for the terms specified in the attached Proxy Statement or until their successors are elected and qualified;

     3. For the common stockholders to ratify and approve the board of directors' selection of Arthur Andersen LLP ("Arthur Andersen") to serve as the Company's auditors for the 2001 fiscal year; and

     4.   For the  common  stockholders  to  consider  and act upon  such  other
          business  as  may   properly  be  presented  at  the  meeting  or  any
          adjournment thereof.

     A record of shareholders has been taken as of the close of business on April 23, 2001, and only shareholders of record on that date will be entitled to notice of and to vote at the meeting, or any adjournment thereof. A complete list of shareholders will be available commencing May 4, 2001, and may be inspected during normal business hours prior to the meeting at the offices of the Company, 10300 Metric Boulevard, Austin, Texas, and such list will be available at the place of the meeting on the day of the meeting.

     Please sign, date and return the enclosed proxy card right away whether or not you plan to attend the meeting in person. A stamped envelope is enclosed for that purpose. Your prompt return of the proxy card will ensure a quorum and save the Company the expense of further solicitation.

                                          By Order of the Board of Directors,



                                          /s/ Donald E. Barlow
                                          --------------------------------------
                                          Donald E. Barlow, President,
                                          Chief Financial Officer, and Secretary
May 1, 2001

                               USOL HOLDINGS, INC.
                             10300 Metric Boulevard
                               Austin, Texas 78758
                                 (521) 651-3767

                                 PROXY STATEMENT

     This Proxy Statement is mailed to shareholders commencing on or about May 4, 2001, in connection with the solicitation by the board of directors of USOL HOLDINGS, INC. (the "Company") of proxies from the holders of common stock to be voted at the annual meeting of shareholders to be held at Embassy Suites, 9505 Stonelake Blvd., Austin, Texas, on May 29, 2001 at 3:00 p.m. Central Standard Time, and any adjournment thereof, for the purposes set forth in the accompanying notice. Management does not expect that any matters other than those referred to in such notice will be presented for action at the meeting.

     The Annual Report to Shareholders for the fiscal year ended December 31, 2000 will be mailed to each shareholder entitled to vote at the annual meeting on or before the date of mailing this Proxy Statement and may be included in the same package as this Proxy Statement.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to ensure the presence of a quorum, solicit proxies in person or by telephone. At this time, the Company intends to retain a proxy solicitor.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting was the close of business on April 23, 2001. On the record date, there were 8,635,685 shares of common stock of the Company, no par value per share, and 1,318,400 shares of Series A Preferred Stock issued and outstanding and entitled to vote.

     Each share of common stock entitles the holder to one vote on each matter presented to the common stockholders at the meeting. Each share of Series A Preferred Stock entitles the holder to one vote on each matter presented to the Series A stockholders at the meeting. Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of all nominees named therein to the board of directors for the terms indicated and otherwise at the discretion of the persons designated as proxies. A shareholder may revoke his proxy at any time prior to the voting thereof by attending and voting at the meeting or by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date.

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares entitled to vote on a particular matter is necessary to constitute a quorum (with respect to such matter) to transact business at a meeting. If a quorum is not present or represented at the annual meeting, a majority of the votes represented at the meeting may adjourn the annual meeting from time to time without notice other than an announcement until a quorum is present or represented.

     Abstentions are included in the determination of the number of shares present and voting and are counted as abstentions in tabulating the votes cast on nominations or proposals presented to shareholders. Broker nonvotes are not included in the determination of the number of shares present and voting or as a vote with respect to such nominations or proposals.

                              ELECTION OF DIRECTORS

     At the annual meeting, six (6) directors are to be elected for terms to expire at the 2002 Annual Meeting with one position being left vacant. Four holders of preferred stock, AGL Investments, No. 8 Limited Partnership, GMAC Commercial Mortgage Corporation, Aspen Foxtrot Investments, LLC and Peregrine Capital, Inc., each have the right to nominate one of the seven directors of the Company, and those four directors will be elected only by the holders of the

Company's Series A Preferred Stock, voting as a class and separately from all other classes and series. The Company is not soliciting proxies in connection with the election of these four directors.

     Each director is elected to serve a one (1) year term until the next annual meeting of stockholders, or until their successors have been duly elected and qualified. There are no family relationships among directors or persons nominated to become a director. In order to be elected, each nominee for director must receive at least the number of votes equal to a majority of the shares having voting power present in person or represented by proxy at the meeting.

     The persons named in the accompanying proxy card have been designated by the board of directors, and unless authority is withheld by a shareholder on the accompanying proxy card, they intend to vote for the election of both of the nominees named below to the board of directors. Robert G. Solomon, the Company's Chairman of the Board and Chief Executive Officer and Thomas E. McChesney, a current member of the board of directors have each been nominated as members of the board of directors to represent the common stockholders (the "CS Nominees"). If any of the two nominees should become unavailable or unable to serve as a director, the proxy may be voted for a substitute selected by persons named as proxies or the board may be reduced accordingly; however, the board of directors is not aware of any circumstances likely to render any nominee unavailable. Any director elected by the board of directors to fill a vacancy will be elected for the unexpired term of such director's predecessor in office.

Common Stock Nominees

     Set forth below are the names of the CS Nominees for election to the board of directors of the Company and certain information, as of the date hereof, regarding each CS Nominee.

                                Robert G. Solomon
                               Thomas E. McChesney

     Robert G. Solomon, 38, has served as the Chief Executive Officer and Chairman of the Board of the Company since December 22, 1999. He served as Chief Executive Officer of USOL Holdings, Inc. from July 22, 1999 to December 22, 1999. He served as President and Secretary of USOL Holdings from May 1999 to July 22, 1999. From February 1995 until July 1999 he was Founder, President, and beginning March 1998, Chairman of U.S. OnLine Communications, Inc. Since 1987, Mr. Solomon has been a Senior Vice President and principal shareholder of CS Management, Inc., a firm that develops and manages apartment communities and commercial properties throughout South and Central Texas. Although Mr. Solomon remains a shareholder and officer of CS Management, Inc., he is not active in its day-to-day operations. Mr. Solomon serves on the Executive Board of the Independent Cable and Telecommunications Association, the leading industry trade association and lobby coalition. Mr. Solomon received his B.B.A. in Business Administration from the University of Texas in 1984.

     Thomas E. McChesney, 54, has served as a Director of the Company since January 1996. He is a registered representative of Blackwell Donaldson & Co., a securities broker-dealer. From January 1996 to October 1996, Mr. McChesney was associated with Bathgate McColley Capital Group, LLC. Previously, Mr. McChesney was an officer and director of Paulson Investment Co. and Paulson Capital Corporation from March 1977 to June 1995. Mr. McChesney also serves on the boards of Labor Ready, Inc., a company listed on the New York Stock Exchange, and Nation's Express, Inc.

     A. Roger Pease resigned as a director of the Company effective May 5, 2000. At this time, the Company intends not to fill the related vacancy, and has no present plans with respect to the identity of any such replacement.

Series A Preferred Stock Nominees

     Set forth below, for information purposes only, are the names of the four individuals nominated by the four holders of preferred stock, to be considered for election to the board of directors by the holders of Series A Preferred Stock, and certain information, as of the date hereof, regarding each Series A Preferred Stock nominee. The Company expects these nominees to be elected by a majority of the holders of Series A Preferred Stock at the annual meeting.

                                 David B. Agnew
                                  Mark Sampson
                               Ronald L. Piasecki
                                    Roy Rose

     David B. Agnew, 52, has served as a Director of the Company since December 22, 1999. He served as Director of USOL Holdings from July 22, 1999 to December 22, 1999. Mr. Agnew has been the Chief Executive Officer and owner of the ultimate General Partner of Amstar Group, Ltd. since 1987. Amstar is a privately owned real estate investment and development company which conducts business nationwide. He received his B.A. degree from St. Olaf College, and his J.D. degree from Washington University.

     Mark Sampson, 46, has served as a Director of the Company since January 14, 2000. Mr. Sampson serves as Managing Director, Corporate Finance at Newman & Associates, Inc., an investment banking firm owned by a subsidiary of General Motors Acceptance Corporation. Prior to joining Newman in 1992, Mr. Sampson served as President of First Interstate Securities, Los Angeles, and as an Executive Director of First Interstate Capital Markets, Ltd., London, both wholly owned subsidiaries of First Interstate Bancorp, Los Angeles.

     Ronald L. Piasecki, 61, has served as a Director of the Company since December 22, 1999. He served as a Director of USOL Holdings from July 22, 1999 to December 22, 1999. He is the Executive Vice President of Aspen Enterprises, Ltd., which he co-founded in 1973. From 1993 through January 1997, Mr. Piasecki served as Director of Horizon Group, Inc., a real estate investment trust company involved in factory outlet shopping centers. In February 1997, he became Vice Chairman of the Board and served as President and Chief Executive Officer of Horizon until June 1997. Mr. Piasecki continued serving as Vice Chairman of the Board until June 1998 when the company was merged with Prime Retail. In May 1996, Sun Communities, Inc. acquired the manufactured housing portion of Aspen Enterprises, Ltd., which was one of the largest privately held developers, owners, and operators of manufactured housing communities in the United States. Mr. Piasecki currently serves on the Board of Sun Communities, Inc. He also serves as Chairman of the Board of Directors of Kurdziel Industries, Inc., the world's largest producer of counter weights for the material handling industry. Mr. Piasecki obtained his J.D. degree, cum laude, from Wayne State University Law School and has a B.A. degree from the University of Michigan.

     Roy Rose, 43, has served as a Director of the Company since December 22, 1999. From July 22, 1999 to December 22, 1999 he served as a Director of USOL Holdings. Mr. Rose founded and has served as the President and Chief Executive Officer of Peregrine Holdings (Oregon), Ltd. since 1991 and Peregrine Capital, Inc. since 1997. Those entities are involved in making investments in various businesses. From 1985 to 1990, Mr. Rose was the Chief Executive Officer, President and a director of Northern Capital Corporation.

Compensation to Directors

     Directors who are also executive officers of the Company receive no additional compensation for their services as directors. Directors representing or designated by holders of less than 5% of the total voting power of the Company, on a fully diluted basis, receive a retainer of $12,000 per year. Directors representing or designated by holders of 5% or more of the total voting power of the Company, on a fully diluted basis, receive a retainer of $6,000 per year. Additionally, all nonofficer directors receive $1,000 per each Board meeting attended and $500 per each committee meeting attended. All directors are entitled to be reimbursed for their reasonable travel and out-of-pocket expenses incurred in attending Board or committee meetings.
Further, directors are also eligible for stock options under the Company's option plans. In December 2000, each nonofficer director received nonqualified options to acquire 25,000 shares of the Company's common stock. Such shares were priced at 125% of the closing price on the date of grant and vest one-third upon grant and one-third on each one year anniversary date.

Meetings of the Board of Directors

     During 2000, the board of directors met on 4 occasions. In addition, management confers frequently with its directors on an informal basis to discuss Company affairs. During 2000, each director attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings of all committees of the board on which he served.

Committees of the Board

     The board of directors of the Company has established the following standing committees: Audit, Nominations, Compensation and Executive; the board of directors has also formed the TRC Advisory Board. Descriptions of the functions of the Audit, Nominations and Compensation Committees are set forth below.

     Audit Committee. The NASDAQ National Market (the "NASDAQ") has established standards, which have been accepted by the Securities and Exchange Commission, with respect to independence and financial experience of the members of audit committees. The NASDAQ standards require that all of the members of audit committees be independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards; under limited circumstances, certain non-independent directors may be appointed) and that they all be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Additionally, at least one member of the committee must have past employment experience in finance or accounting or other comparable experience or background such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Company Committee satisfy the NASDAQ criteria for both independence and experience.

     The Audit Committee provides assistance to the Company's directors in fulfilling the board of directors' oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the board of directors and attached hereto as Exhibit A. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. Messrs. McChesney (Audit Committee Chairman) and Piasecki are members of the Audit Committee, which held 4 meetings in 2000.

     Nominations Committee. The Company formed the Nominations Committee on January 14, 2000. The Nominations Committee is responsible for reviewing the performance of directors and recommending persons to be management's nominees for directorship. The Nominations Committee may consider nominees recommended by shareholders, upon written request by a shareholder addressed to any member of the committee. See "Shareholder Proposals" herein. Messrs. Agnew, Sampson and Solomon (Nominations Committee Chairman) are the members of the Nominations Committee. The Nominations Committee did not meet during 2000.

     Compensation Committee. The Compensation Committee at all times is comprised of three members, including two outside directors. The Compensation Committee is responsible for reviewing and approving all proposals concerning or related to the establishment or change of benefit plans, salaries, bonus plans and other compensation. Additionally, the Compensation Committee is responsible for the administration of all stock option or similar incentive plans. Messrs. Rose and Sampson (Compensation Committee Chairman) are the members of the Compensation Committee. The Compensation Committee did not meet during 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of Forms 3 and 4 furnished to the Company during the fiscal year beginning January 1, 2000, and ending December 31, 2000, and Forms 5 furnished to the Company with respect to such fiscal year, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information regarding beneficial ownership of the Company's common stock, as of March 31, 2001 (unless otherwise indicated), of (i) each person who owns beneficially more than five percent of the Company's common stock; (ii) each of the Company's directors and officers; and (iii) all directors and executive officers as a group. Each named beneficial owner has sole voting and investment power with respect to the shares held, unless otherwise stated.


                                                              Number of                                 Percentage of
                                                         Shares Beneficially                         Shares Beneficially
                                                              Owned (1)                                     Owned
                                                 ------------------------------------     ---------------------------------------
                                                                               Fully                                       Fully
                                                                              Diluted                                     Diluted
                                                 Common        Preferred       Common        Common        Preferred       Common
         Name and Address of Owner               Shares         Shares         Shares      Shares (2)     Shares (2)       Shares
---------------------------------------------  ---------    ------------    ----------    ------------   ------------   -----------
GMAC Commercial Mortgage Corporation (3).        653,646        398,900      5,639,896         7.3%          27.1%          20.6%
650 Drescher Road
Horsham, PA 19044

AGL Investments No. 8 Limited Partnership (4)    501,646        398,900      5,487,896         5.7%          27.1%          20.2%
1050 17th Street, Suite 1200
Denver, CO 80265

Aspen Foxtrot Investments, LLC (5).......      2,090,372        180,000      4,340,372        22.6%          12.2%          15.7%
2757 - 44th Street SW
Grand Rapids, MI 49509

Peregrine Capital, Inc. (6)..............      1,188,933        200,000      3,688,933        13.8%          13.6%          13.6%
9725 Beaverton Hillsdale Highway, Suite 350
Beaverton, OR 97005

German American Capital Corporation (7)..        112,420        140,000      1,862,420         1.3%           9.5%           6.9%
31 West 52nd Street, 14th Floor
New York, NY 10019

Robert G. Solomon (8)....................        537,500             --        537,500         6.0%           0.0%           2.0%
10300 Metric Boulevard
Austin, TX 78758

Donald E. Barlow (9).....................        287,520             --        287,500         3.3%           0.0%           1.1%
10300 Metric Boulevard
Austin, TX 78758

Seth R. Davis (10).......................         70,000             --         70,000        <1%             0.0%          <1%
10300 Metric Boulevard
Austin, TX 78758

Thomas E. McChesney (11).................        150,941             --        150,941         1.7%           0.0%          <1%
200 SW Market Street
Portland, OR 97201

Jeff Sperber (12)........................        130,000             --        130,000         1.5%           0.0%          <1%
10300 Metric Boulevard
Austin, TX 78758

All Executive Officers and Directors as a      5,610,538      1,177,800     20,333,038        65.1%          79.9%          75.2%
Group (9 persons) (13)...................


                                       9

--------------

(1) Except as set forth in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares. Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of December 31, 2000 or within sixty (60) days of such date, are all treated as outstanding when determining the percent of the class owned by such person and when determining the percent owned by a group.

(2) Applicable percentage is based on 8,623,217 shares of common stock outstanding on March 1, 2001 and 1,474,400 shares of preferred stock which convert into 18,430,000 shares of common stock.

(3) Includes 4,986,250 shares of common stock underlying 398,900 shares of Series A Preferred Stock, 320,313 shares of common stock paid as preferred stock dividends, 325,000 shares underlying common stock purchase warrants and 8,333 shares underlying presently exercisable stock options held by Mr. Sampson.

(4) Includes 4,986,250 shares of common stock underlying 398,900 shares of Series A Preferred Stock, 320,313 shares of common stock paid as preferred stock dividends, 173,000 shares underlying presently exercisable common stock purchase warrants and 8,333 shares underlying presently exercisable stock options held by Mr. Agnew. The ultimate general partner of AGL Investments No. 8 Limited Partnership is AGLPGP No. 8, Inc. ("AGLP, Inc."). David B. Agnew is the sole director and shareholder of AGLP, Inc. and, accordingly, may be deemed to be the beneficial owner of common stock held by AGL Investments No. 8 Limited Partnership. Mr. Agnew is also a manager of AGL Capital Investments, LLC, which owns the 173,000 common stock purchase warrants. Accordingly, he may be deemed to share voting and dispositive power with respect to the common stock purchase warrants with the other manager thereof. Mr. Agnew disclaims beneficial ownership of common stock held of record by AGL Investments No. 8 Limited Partnership and shares issuable upon the exercise of warrants to purchase common stock held by AGL Capital Investments, LLC.

(5) Includes 1,312,500 shares owned of common stock (1,000,000 of which are under a three-year promissory note), 2,250,000 shares of common stock underlying 180,000 shares of Series A Preferred Stock, 144,539 shares of common stock paid as preferred stock dividends, 625,000 shares underlying common stock purchase warrants and 8,333 shares underlying presently exercisable stock options held by Mr. Piasecki.

(6) Owned by 10 limited liability companies controlled by Peregrine Capital, Inc. Includes 1,020,000 shares of common stock owned (1,000,000 of which are under a three-year promissory note), 2,500,000 shares of common stock underlying 200,000 shares of Series A Preferred Stock, 160,600 shares of common stock paid as preferred stock dividends and 8,333 shares underlying presently exercisable stock options held by Mr. Rose.

(7) Includes 937,500 shares of common stock underlying 75,000 shares of Series B Preferred Stock, 812,500 shares of common stock underlying 65,000 shares of Series A Preferred Stock and 112,420 shares of common stock paid as preferred stock dividends. However, under the terms of the Series A and Series B Preferred Stock, German American Capital Corp. may not convert shares of nonvoting Series B Preferred Stock into voting Series A Preferred Stock or common stock in amounts that would cause its percentage of voting stock in the Company to be above 5%.

(8) Includes 275,000 shares of common stock owned and presently exercisable stock options to purchase 262,500 shares of common stock.

(9) Includes 150,000 shares of common stock owned and presently exercisable stock options to purchase 137,500 shares of common stock.

(10) Includes presently exercisable stock options to purchase 70,000 shares of common stock.

(11) Includes 84,540 shares of common stock owned, 6,667 shares held by the McChesney Family LLC, 2,222 shares of common stock owned by Mr. McChesney's wife and 600 shares owned by Mr. McChesney's minor daughter. He disclaims beneficial ownership of the shares owned by the family LLC, his wife and


                                       9



     daughter. Also includes 21,912 and 35,000 shares of common stock underlying presently exercisable common stock purchase warrants and stock options, respectively.

(12) Includes presently exercisable stock options to purchase 130,000 shares of common stock.

(13) GMAC  Commercial  Mortgage  Corporation,   AGL  Investment  No.  8  Limited
     Partnership, Aspen Foxtrot Investments, LLC and Peregrine Capital, Inc. are deemed to have director ownership through their director nominees.



                               EXECUTIVE OFFICERS

     The executive officers of the Company are elected annually at the first meeting of the Company's board of directors held after each annual meeting of stockholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he shall be removed in the manner provided by the Company's Bylaws. Information regarding Robert G. Solomon, Chairman of the Board and Chief Executive Officer, is set forth above under "Election of Directors--Nominees." Set forth below is information, as of the date hereof, concerning the other executive officers of the Company.

     Donald E. Barlow, 53, has served as President of the Company since December 22, 1999, Secretary since January 14, 2000 and Chief Financial Officer since March 22, 2001. He served as President, Chief Operating Officer, and Secretary of USOL Holdings from July 22, 1999 to December 22, 1999. He served as Chief Financial Officer of US OnLine from 1996 and as President of US OnLine from March 1998. From 1973 to 1978, Mr. Barlow served as a commercial manager with Southwestern Bell Telephone. Mr. Barlow served as Senior Vice President and General Counsel (1978-1990) and as Senior Vice President of Business Development (1982-1983) for Perry Gas Companies, and from 1980 to 1982, he served as President and Chief Operating Officer for Perry Gas Processors. From 1983 to 1994, he served as Chief Financial Officer, General Counsel and Chief Operating Officer for Capitan Enterprises, Inc. From 1994 through 1996, Mr. Barlow was in the private practice of law as an attorney-mediator, acting as general counsel and negotiations consultant for early stage technology companies and a professional mediator specializing in civil disputes involving business, financial, and technology subject matters. He also provided business and financial consulting services to startup and early-stage technology companies through a separate consulting practice. During the period 1994 through 1996 he served as Chairman of the Corporation and Tax Section of the Travis County Bar Association, Vice Chairman of the Alternative Dispute Resolution Section of the Travis County Bar Association, and a member of the Board of the Travis County Chapter of the Association of Attorney Mediators, and he was an adjunct instructor of mediation and negotiations at the University of Texas School of Law. Mr. Barlow received both his B.A. and J.D. degrees from the University of Texas in 1969 and 1972, respectively, and his M.B.A. from Southern Methodist University in 1973. Mr. Barlow is a Certified Public Accountant.

     Seth R. Davis, 47, has served as Senior Vice President and Chief Technical Officer since January 2000. From 1996 through 1999 he served as Vice President General Manager/Development for Cable Plus, where he oversaw the development of establishing local and long-distance telephone service to residents of MDUs in five cities. From 1994 to 1996, he served as Senior Vice President, International Operations of MIDCOM Communications, Inc., where he was directly responsible for a large wireless cellular and satellite communications joint venture located in Russia. From 1989 to 1994, he served as President and Chief Executive Officer of US FiberCom Network, Inc., a long-distance telephone resale firm. From 1988 to 1989, Mr. Davis served as General Manager of UNICEL, Inc., a publicly traded company that owned and operated cellular telephone systems in Texas and Iowa. Prior to 1988, Mr. Davis served in various management positions and consulting roles all in the telecommunications and cable television industries. Mr. Davis received his undergraduate training at the University of Southern California and the University of Alaska, and his Masters of Business Administration from Vanderbilt University.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table summarizes the compensation paid to the Company's current Chief Executive Officer, its former Chief Executive Officer and President, its current President and Chief Financial Officer, its former Chief

Financial Officer, and its Chief Technical Officer, its most highly compensated executive officers, for all services rendered in all capacities to the Company for each of the last three fiscal years, which represents all officers compensated in excess of $100,000. For purposes of this table, the Company has combined as to each named person all compensation paid or payable by the Company, (formerly FirstLink Communications, Inc.) by the corporation which merged with FirstLink to form the Company, USOL Holdings, Inc., and by USOL Holdings' predecessor, U.S. OnLine Communications, Inc.


                                           SUMMARY COMPENSATION TABLE
                                                                                            Long-Term
                                                   Annual Compensation                 Compensation Awards
                                        ---------------------------------------   -----------------------------
                                                                                   Other Annual
                                                                                   Compensation     Securities
                                                         Salary                    (4)(5)(6)(7)     Underlying
                  Name                    Fiscal Year    (1)(2)      Bonus (3)      (8)(9)(10)        Options
--------------------------------------  --------------  --------    -----------   --------------   -------------
Robert G. Solomon, CEO                       2000      $  175,000   $       --        $      --              --
                                             1999      $  140,544   $       --        $  46,750         545,000
                                             1998      $       --   $       --        $      --              --

Donald E. Barlow,                            2000      $  150,000   $       --        $      --              --
President and CFO                            1999      $  114,895   $       --        $  54,500         275,000
                                             1998      $       --   $       --        $      --              --

A. Roger Pease,                              2000      $  105,699   $       --        $      --             --
Former CEO and President                     1999      $  150,000   $       --        $ 150,000              --
                                             1998      $   96,908   $   10,000        $  30,000         100,000

Jeffrey S. Sperber, former CFO               2000      $  120,000   $       --        $  80,000              --
                                             1999      $  113,558   $   30,000        $      --         100,000
                                             1998      $   88,321   $   10,000        $  10,809          33,333

Seth R. Davis, CTO                           2000      $  131,433   $       --        $      --         150,000
                                             1999      $       --   $       --        $  12,000              --
                                             1998      $       --   $       --        $      --              --

--------------

(1) Mr. Solomon's 1999 salary includes $67,409 paid by Holdings and $73,135 paid by US OnLine.

(2) Mr. Barlow's 1999 salary includes $57,485 paid by Holdings and $57,410 paid by US OnLine.

(3) Mr. Sperber was paid a $30,000 bonus in connection with relocating to Austin, Texas. In 1998, Messrs. Pease and Sperber received $10,000 bonuses for successful completion of the Company's IPO.

(4) Mr. Solomon was paid $46,750 related to compensation deferred in prior periods.

(5) Mr. Barlow wad paid $54,500 related to compensation deferred in prior periods.

(6) Mr. Pease was entitled to receive $150,000 related to a salary continuation agreement of which $60,000 was paid during 1999 with the remaining $90,000 paid in January 2000. Mr. Pease resigned as CEO effective December 23, 1999, resigned from the board of directors effective May 5, 2000 and resigned as an employee effective September 15, 2000.

(7) Mr. Sperber was paid $80,000 in return for termination of a salary continuation agreement in 2000.


                                       11


(8) Mr. Pease was paid $10,000 per month in January through March 1998 under an oral agreement. Beginning in April 1998, the oral agreement was terminated and Mr. Pease became an employee.

(9) Mr. Sperber was a contractor from October 1997 through February 15, 1998. He became an employee effective February 16, 1998.

(10) Mr.  Davis  was  paid  $12,000   during  1999   pursuant  to  a  consulting
     arrangement. He became an employee effective January 14, 2000.



Employment Agreements

     The Company has entered into Employment Agreements with Messrs. Solomon, Barlow and Davis. The terms of the agreements are substantially similar. They provide that the employees will work full time for the Company, and they will have such authority and duties as may from time to time be assigned to them by the board of directors, including assisting with acquisition and merger opportunities; assisting in streamlining and strengthening the Company's systems and procedures; assisting in identifying and procuring sources of capital and credit; assisting in hiring, managing, training and developing general managers for the Company and its subsidiaries and affiliates; assisting in various aspects of sales and marketing; and, assisting in improving operations. Mr. Solomon is employed as the Company's CEO. Mr. Barlow is employed as the Company's President, Chief Operating Officer and Chief Financial Officer. Mr. Davis is employed as the Company's Chief Technical Officer.

     The employment agreements for Messrs. Solomon and Barlow are for terms of five years. The term for Mr. Davis is for three years. They may be terminated by the Company for cause or other than for cause. If Mr. Solomon or Mr. Barlow is terminated other than for cause (including if he is terminated within 120 days of a change in control of USOL), he will be paid severance compensation equivalent to his base salary for 18 months. Mr. Solomon's base salary is $175,000 per year. Mr. Barlow's base salary is $150,000 per year. Mr. Davis would be paid the equivalent of six months base salary which is $142,500 per year.

Stock Incentive Plans

     The Company has the following stock option plans:

     The 1999 Incentive Plan (the "Incentive Plan") was adopted by the board of directors on September 23, 1999, and approved by the shareholders on December 15, 1999. The Incentive Plan provides for the grant of incentive stock options ("ISO's"), nonstatutory stock options ("NSO's"), and restricted stock grants and stock appreciation rights ("SAR's"). ISO's are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"). NSO's granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code and may be issued below fair market value on the date of grant. The Incentive Plan is administered by the board of directors. The exercise price of ISO's may not be less than the fair market value of the Company's common stock on the date of grant and, in some cases, may not be less than 110% of such fair market value. Vesting periods are at the discretion of the Company's board of directors. The maximum term of options under the Incentive Plan is 10 years. The Company has reserved 3,000,000 shares for issuance under the Incentive Plan. At December 31, 2000, there were options outstanding to purchase 1,912,500 shares of common stock under the Incentive Plan.

     In connection with the Merger, the Company assumed FirstLink's two outstanding stock option plans; the FirstLink Communications, Inc. 1998-1999
Combined Incentive and Non-Qualified Stock Option Plan and the FirstLink Communications, Inc. 1997 Restated and Combined Incentive and Non-Qualified Stock Option Plan (collectively referred to as the "FirstLink Option Plans"). The number of options outstanding and exercisable at December 31, 2000 under the FirstLink Option Plans was 413,502 shares. There are no additional authorized shares available for grant under the FirstLink Option Plans at December 31, 2000.

     TheResidentClub, Inc. ("TRC") a Delaware corporation, and majority owned subsidiary of the Company, adopted the 2000 Incentive Plan ("TRC Incentive Plan") on March 15, 2000. The TRC Incentive Plan provides for the grant of ISO's, NSO's, restricted stock grants and SAR's. ISO's are intended to qualify as incentive stock options within the meaning of Section 422 of the Code. NSO's granted under the TRC Incentive Plan are intended not to qualify as incentive stock options under the Code and may be issued below fair market value on the date of grant. The TRC Incentive Plan is administered by TRC's board of directors. The exercise price of ISO's may not be less than the fair market value of TRC's common stock on the date of grant. Vesting periods are at the discretion of TRC's board of directors. The maximum term of options under the Incentive Plan is five years. TRC has reserved 10,000,000 shares for issuance under the TRC Incentive Plan. The number of options outstanding at December 31, 2000 under the TRC Incentive Plan was 4,168,000 shares.

     The following tables set forth certain information at December 31, 2000, concerning stock options granted to and exercised by the named executive officer and the fiscal year-end value of unexercised options on an aggregated basis.


                                               OPTIONS/GRANTS


                                                                  % of Total
                                                    Number of      Options/
                                                    Securities    Grants to
                                                    Underlying    Employees      Exercise
                                                     Options/     in Fiscal        Price
                Name                  Fiscal Year     Grants         Year        ($/share)    Expiration Date
------------------------------------  -----------   ----------    ----------     ---------    ---------------
Robert G. Solomon, CEO                   2000           --            --            --              --
                                         1999        545,000         32%       $1.00 -$2.00      July 2009
                                         1998           --            --            --              --

Donald E. Barlow, President and CFO      2000           --            --            --              --
                                         1999        275,000         16%       $1.00 -$2.00      July 2009
                                         1998           --            --            --              --

A. Roger Pease,                          2000           --            --            --              --
Former President and CEO                 1999           --            --            --              --
                                         1998        100,000         29%           $2.31        August 2008

Jeffrey S. Sperber, former CFO           2000           --            --            --              --
                                         1999        100,000          6%           $2.00         July 2009
                                         1998         33,333         10%           $2.31        August 2008

Seth R. Davis, CTO                       2000        150,000         53%           $3.50       January 2010
                                         1999           --            --            --              --
                                         1998           --            --            --              --



                               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAREND OPTION/SAR VALUES

                                                                                          Value of Unexercised
                                        Shares       Value     Number of Unexercised   In-the-Money Options/SAR's
                                       Acquired    Realized       Options/SARs at                  at
                Name                  on Exercise     (1)          Fiscal Yearend          Fiscal Yearend (2)
------------------------------------  -----------  --------    ---------------------   --------------------------
Robert G. Solomon, CEO                  10,000     $ 81,550    Exercisable    262,500  Exercisable     $     8,625
                                                               Unexercisable  272,500  Unexercisable   $    15,525

                                                               Exercisable    137,500  Exercisable     $     8,625
                                                               Unexercisable  137,500  Unexercisable   $     8,625

Donald E. Barlow, President and CFO       --           --


Jeffrey S. Sperber, former CFO          20,000      $141,850   Exercisable    130,000  Exercisable     $    34,534
                                                               Unexercisable   50,000  Unexercisable   $        --

Seth R. Davis, CTO                        --           --      Exercisable     30,000  Exercisable     $        --
                                                               Unexercisable  120,000  Unexercisable   $        --


(1) Value realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the common stock on the date the options are exercised.

(2) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal yearend and the exercise price of the options. The fair market value of the securities underlying the options, based on the closing bid price on December 31, 2000, was $1.69 per share.


Forward Looking Statements

     The statements contained in this Proxy Statement that are not historical are "forward-looking statements," as that term is defined in Section 21E of the Securities and Exchange Act of 1934, as amended, that involve a number of risks and uncertainties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2000, Newman Financial Services, Inc. ("NFS"), a subsidiary of GMACM (a substantial shareholder of the Company), loaned $5 million to TRC under a secured promissory note agreement. In connection with the note agreement, the Company paid an arrangement fee in the amount of $150,000 to Newman &
Associates, Inc. ("Newman"), an investment banking firm and a wholly owned subsidiary of GMACM. Mr. Sampson is the Managing Director of Corporate Finance at Newman.

     During 2000, the Company entered into a six-month business consulting agreement with Redfire, Inc. ("Redfire") to assist the Company with an operational and strategic evaluation. Pursuant to such agreement, the Company is to pay Redfire $25,000 per month. Mr. Rose is an owner of Redfire. The Company paid Redfire $50,000 during 2000. This agreement was terminated on March 29, 2001.

     During 2000, Mr. Solomon and Brian Kushner, President of TRC, exercised 1,200,000 options for TRC common stock at an exercise price of $0.50 per share. The consideration for each exercise was in the form of a secured note, which is recourse as to interest. The notes accrue interest semi-annually at 6.23% and the entire principal amount, plus accrued interest, shall be due and payable on the earlier of 60 days from the termination of employment or July 20, 2005.

     The Company engaged Newman to broker the sale of preferred stock and obtain a senior credit facility on behalf of the Company. Pursuant to the agreement in July 1999, the Company sold $37 million of preferred stock and received a commitment for a $35 million senior credit facility. Newman received a total of $3,290,000 in fees for brokering these transactions.

     The Company's senior credit facility is being provided by BNP Paribas and Deutsche Bank AG. Affiliates of both of these entities are substantial shareholders of the Company. The Company paid commitment and administrative fees of $460,191 and $875,000 during 2000 and 1999, respectively, in connection with the Facility.

     Each of the above transactions were approved or ratified by a majority of disinterested directors. The board of directors has determined that any future transactions with officers, directors, or principal stockholders will be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The board of directors will obtain independent counsel or other independent advice to assist in that determination.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee also discussed with the Company's independent auditors, Arthur Andersen, the matters required to be discussed by Statement on Auditing
Standards No. 61, as amended. The Audit Committee received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 and discussed with Arthur Andersen the independence of Arthur Andersen. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2000.

     No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                                     AUDIT COMMITTEE

                                                     Thomas E. McChesney
                                                     Ronald L. Piasecki


                         CONSIDERATION OF AUDITORS' FEES

Audit Fees

     Audit fees billed or expected to be billed to the Company by Arthur Andersen for its audit of the Company's annual financial statements for the year ended December 31, 2000, and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for 2000 totaled $83,000.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Arthur Andersen to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

     Fees billed to the Company by Arthur Andersen during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $119,327.

     In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Arthur Andersen.

                            RATIFICATION OF AUDITORS

Former Independent Auditors

     The Company is also referred to as the "Registrant" for purposes of this Section dealing with the Former Independent Auditors. As stated in the Registrant's filing on Form 8-K/A, filed with the Commission on January 12, 2000 (the "8-K/A"), on December 22, 1999, the effective date of the Registrant's merger with USOL Holdings, Inc., the Company changed its certifying accountants from KPMG LLP to Arthur Andersen LLP.

With respect to that change in certifying accountants:

KPMG LLP did not resign but was replaced by the Registrant with Arthur Andersen LLP.

The decision to change accountants was recommended by the audit committee of the board of directors, and approved by the board of directors.

KPMG LLP did not review or audit the financial statements of the Company for either of the fiscal years ended December 31, 1999 or December 31, 2000. (1)

In connection with the audits of the two fiscal years ended December 31, 1998, and the subsequent interim period through December 22, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     In relation to the Registrant's filing of the 8-K/A, Registrant provided KPMG LLP with a copy of the disclosure Registrant made in the 8-K/A (which as already noted, is not identical to the disclosure found above). In relation to the Registrant's filing of the 8-K/A KPMG LLP provided Registrant with a letter, dated January 10, 2000, stating that it agrees with the related statements made by the Registrant in the 8-K/A.

-------------------

(1) Due to the passing of time, this provision is different than the corresponding provision found in the 8-K/A.

Current Independent Auditors

     On January 26, 2000, the Company engaged Arthur Andersen LLP, certified public accountants, as the independent auditors of the Company. A representative from Arthur Andersen LLP will be present at this year's meeting of shareholders. Such representative will have the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions. The board of directors is seeking ratification of their appointment of Arthur Andersen LLP as the auditors for the fiscal years ending December 31, 2001.

                              SHAREHOLDER PROPOSALS

     Pursuant to various rules promulgated by the SEC, a shareholder that seeks to include a proposal in the Company's proxy statement and form of proxy card for the annual meeting of the Shareholders of the Company to be held in 2002 must timely submit such proposal in accordance with SEC Rule 14a-8 to the Company, addressed to Donald E. Barlow, Secretary, 10300 Metric Boulevard, Austin, Texas 78758 no later than January 1, 2002.

     With respect to business to be brought before the 2001 annual meeting, the Company has not received any notices from shareholders that the Company is required to include in this Proxy Statement.

                                     GENERAL

     The information contained in this Proxy Statement in the sections, if any, entitled "Election of Directors -- Report From the Compensation Committee Regarding Executive Compensation" and "Comparative Total Returns" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                                          By Order of the Board of Directors


                                          /s/ Donald E. Barlow
                                          --------------------------------------
                                          Donald E. Barlow, President,
                                          Chief Financial Officer, and Secretary
Austin, Texas
May 1, 2001

                                    EXHIBIT A
                                    ---------

                               USOL HOLDINGS, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

General

     The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

     o    Serving  as  an  independent   and  objective  party  to  monitor  the
          Corporation's financial reporting process and internal control system.

     o Reviewing and appraising the audit efforts of the Corporation's independent accountants.

     o    Providing  an open  avenue  of  communication  among  the  independent
          accountants,   financial  and  senior  management  and  the  Board  of
          Directors.

Composition

     The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent. Notwithstanding the first sentence of this paragraph, until June 14, 2001, the Committee may consist of two or more directors meeting the qualifications of this section.

     All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.1

     The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

     The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with

-------------------

     (1) Exception for Small Business issuers -- These issuers must establish and maintain an Audit Committee of at least two members, a majority of which must be independent directors. The understanding of accounting and financial management by members is not required.

the independent accountants and management quarterly to review the Corporation's financial statements.

Relationship with Independent Accountants

     The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Responsibilities and Duties

     To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q2 prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

5. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

6. Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

--------

     (2) Or Form 10-QSB, if applicable.

Financial Reporting Processes3
-----------------------------

9.   In consultation with the independent  accountants,  review the integrity of
     the  organization's  financial  reporting  processes,   both  internal  and
     external.

10. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

12. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance
----------------------------

16. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18.  Perform  any  other   activities   consistent   with  this   Charter,   the
     Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 Adopted by Resolution of the Board of Directors

                                 __________________, 2000




     (3) If the company has an internal audit department, appropriate references should be made to the communications between the Committee and that department and to the Committee's review of that department.